Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
February 17, 2006

This Notice of Articles was issued by the Registrar on: February 17, 2006 03:58 PM Pacific Time

Incorporation Number: **BC0253743**

Recognition Date: Incorporated on August 3, 1982

NOTICE OF ARTICLES

Name of Company:

QUARTZ MOUNTAIN RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

Delivery Address:
1500 ROYAL CENTRE
1055 WEST GEORGIA STREET
PO BOX 11114
VANCOUVER BC V6E 4N7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CARRIER, RENE G. (formerly CARRIER, RENE G.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Last Name, First Name, Middle Name:
CAUSEY, BRIAN F. (formerly CAUSEY, BRIAN F.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Last Name, First Name, Middle Name:
FRETWELL, GORDON J. (formerly FRETWELL, GORDON J.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Last Name, First Name, Middle Name:
COUGHLAN, T. BARRY

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

January 25, 2006

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached